p. 1 UAL Corporation UAL Corporation J.P. Morgan Global High Yield & Leveraged Finance Conference 2009 February 3, 2009 Exhibit 99.1

p. 2 p. 2
Safe Harbor Statement And
Non-GAAP Reconciliation
Safe Harbor Statement And
Non-GAAP Reconciliation
The information included in this presentation contains certain statements that are “Forward-Looking Statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company’s operations and the business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such
Forward-Looking Statements due to numerous factors, many of which are beyond the Company’s control, including factors set forth in the Company’s
Form 10-K for 2007 and 2008 along with other subsequent Company reports filed with the United States Securities and Exchange Commission. Persons
reviewing this presentation are cautioned that the Forward-Looking
Statements speak only as of the date made and are not guarantees of future performance. The Company undertakes no obligation to update any Forward-
Looking Statements.
Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the Company's web site at
www.united.com/ir
The information included in this presentation contains certain statements that are “Forward-Looking Statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements are subject to a number of assumptions, risks and uncertainties related to the Company’s operations and the business environment in which it operates. Actual results may differ materially from any future results expressed or implied in such
Forward-Looking Statements due to numerous factors, many of which are beyond the Company’s control, including factors set forth in the Company’s
Form 10-K for 2007 and 2008 along with other subsequent Company reports filed with the United States Securities and Exchange Commission. Persons
reviewing this presentation are cautioned that the Forward-Looking
Statements speak only as of the date made and are not guarantees of future performance. The Company undertakes no obligation to update any Forward-
Looking Statements.
Information regarding reconciliation of certain non-GAAP financial measures contained in this presentation is available on the Company's web site at
www.united.com/ir

p. 3
Fourth Quarter 2008 Highlights
Fourth Quarter 2008 Highlights
Fourth quarter pre-tax loss of $547 million, excluding net non-
cash mark-to-market hedge losses and certain accounting items
• Consolidated PRASM* grew 4.7% year over year in the fourth quarter, excluding special items and Mileage Plus impacts.
• Mainline CASM* excluding fuel was up only 1.6% year over year in the fourth quarter, despite an 11.7% capacity reduction.
• Raised $400 million of liquidity in the fourth quarter despite difficult credit markets
Fourth quarter pre-tax loss of $547 million, excluding net non-
cash mark-to-market hedge losses and certain accounting items
• Consolidated PRASM* grew 4.7% year over year in the fourth quarter, excluding special items and Mileage Plus impacts.
• Mainline CASM* excluding fuel was up only 1.6% year over year in the fourth quarter, despite an 11.7% capacity reduction.
• Raised $400 million of liquidity in the fourth quarter despite difficult credit markets
*Excludes impairments, other special items and Mileage Plus impacts as applicable
p. 3

p. 4
United Delivered Competitive RASM and Non-Fuel
CASM Over the Twelve Months Ended 4Q 2008
United Delivered Competitive RASM and Non-Fuel
CASM Over the Twelve Months Ended 4Q 2008
Mainline CASM Excluding Fuel
Twelve Months Ended Dec. 31, 2008
Mainline CASM Excluding Fuel
Twelve Months Ended Dec. 31, 2008
Mainline RASM
Twelve Months Ended Dec. 31, 2008
Mainline RASM
Twelve Months Ended Dec. 31, 2008
10.67
12.46
12.51
13.01
13.19
DAL/NWA AMR
12.69
UAUA CAL LCC LUV
7.85
7.10
8.15
8.36
6.64
7.50
LCC AMR UAUA CAL DAL/NWA LUV
(5.7%) 0.6% (4.1%)
(3.9%)
0.8% (4.8%)
7.9% 7.4% 7.8% 8.2% 5.6% 5.0%
YOY
B/(W)
YOY
B/(W)
Sources: Company press releases and Earnings Calls.
Adjusted for special items, one-time items, and certain other accounting adjustments; Impact shown for fresh-start accounting amounts except stock based compensation
(2.2%) 3.6%
(1.3%)
(0.6%) (3.8%)
Capacity
YOY
H/(L)
Capacity
YOY
H/(L)
(0.3%) (0.6%) (2.2%) 3.6% (3.9%) (3.8%)
(0.3%)

p. 5
Pre-Tax Margin
Twelve Months Ended
December 31, 2008
Pre-Tax Margin
Twelve Months Ended
December 31, 2008
Pre-Tax Earnings Impacted By Fuel Price And
Fuel Hedging
Pre-Tax Earnings Impacted By Fuel Price And
Fuel Hedging
-6.7%
-6.6%
-5.0%
-2.8%
-2.6%
4.5%
UAUA DAL/NWA CAL AMR LCC LUV
YOY Pts (3.3) (10.4) (10.3) (6.5) (6.9) (6.9)
Sources: Company press releases and Earnings Calls.
Pre-Tax Margin adjusted for special items, one-time items, certain other accounting adjustments, as well as non-cash fuel hedge impacts to the extent disclosed.  Impact shown for fresh start accounting amounts except stock based compensation.

p. 6
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
Jan-07 Jul-07 Jan-08 Jul-08 Jan-09
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
The Industry Is Better Prepared To Deal With A
Recession Than Ever Before
The Industry Is Better Prepared To Deal With A
Recession Than Ever Before
Jet A and WTI Spot Prices
Jet A
($/gal)
WTI Crude
Oil
($/barrel)
-0.5%
2007
-3.8%
2008
-6.8%
2009F
Domestic Industry  Capacity
Year-Over-Year Change
2.0%
2007
1.2%
2008
-2.5%
2009F*
US Real GDP Growth
* Source: Global Insight estimate
Early capacity actions and
continued capacity discipline
has positioned the industry
well for the downturn
Early capacity actions and
continued capacity discipline
has positioned the industry
well for the downturn

p. 7
United’s Actions Have Positioned It Well To Deal
With Current Challenges
United’s Actions Have Positioned It Well To Deal
With Current Challenges
•
Industry-leading capacity reductions to better match supply and demand
•
Enhancing revenue through redeployment of assets and ancillary revenue streams
•
Top-tier cost control
•
Improving operational performance
•
Industry-leading capacity reductions to better match supply and demand
•
Enhancing revenue through redeployment of assets and ancillary revenue streams
•
Top-tier cost control
•
Improving operational performance
•
Solid cash position and limited fixed
obligations
•
Solid cash position and limited fixed
obligations

p. 8 p. 8
United’s Capacity Reductions Are Both Earlier
and Deeper than Peers
United’s Capacity Reductions Are Both Earlier
and Deeper than Peers
-8.4%
-12.0%
UAUA AMR
-6.0%
-6.9%
CAL DAL/NWA
-8.5%
LCC
First Quarter 2009
Year-Over-Year Consolidated Capacity
First Quarter 2009
Year-Over-Year Consolidated Capacity
-7.5%
-5.1%
UAUA
-7.0%
LCC DAL/NWA AMR
-7.0%
Full Year 2009
Year-Over-Year Consolidated Capacity
Full Year 2009
Year-Over-Year Consolidated Capacity
Note:  CAL did not provide full year capacity guidance
Source:  Company press releases and SEC filings

p. 9 p. 9
United Is Also Leading the Industry Response to
Softening International Demand
United Is Also Leading the Industry Response to
Softening International Demand
-14.5%
UAUA
-4.0%
AMR
-2.8%
CAL
1.0%
DAL/NWA
First Quarter 2009
Year-Over-Year
International Capacity
First Quarter 2009
Year-Over-Year
International Capacity
-5.5%
UAUA DAL/NWA AMR
-2.5%
-4.0%
Full Year 2009
Year-Over-Year
International Capacity
Full Year 2009
Year-Over-Year
International Capacity
Note:  LCC did not provide an international capacity guidance and CAL did not provide full year capacity guidance
Source:  Company press releases and SEC filings

p. 10
Capacity Reductions Are Being Achieved Cost
Effectively
Capacity Reductions Are Being Achieved Cost
Effectively
•
Permanent retirement of the entire B737
fleet by the end of 2009
–
Grounded 48 of 94 B737s by the end
of 2008
–
Elimination of entire fleet will reduce
complexity of operations and
maintenance
•
Permanent retirement of 6 B747s from
the international fleet
•
B747s and B737s are the oldest and
least fuel efficient aircraft in the fleet
•
Permanent retirement of the entire B737
fleet by the end of 2009
–
Grounded 48 of 94 B737s by the end
of 2008
–
Elimination of entire fleet will reduce
complexity of operations and
maintenance
•
Permanent retirement of 6 B747s from
the international fleet
•
B747s and B737s are the oldest and
least fuel efficient aircraft in the fleet

p. 11 We Are Maintaining the Breadth And Strength Of Our Network As We Reduce Capacity p. 11 Destinations Served – 1Q 2008: 221 cities – 1Q 2009: 218 cities

p. 12
United Is Leading The Development Of New And
Innovative Ancillary Revenue Streams
United Is Leading The Development Of New And
Innovative Ancillary Revenue Streams
p. 12
Ticketing Fee Revenue
Expansion
First/Second Bag Fee
Economy Plus And
First/Business Class Seat Upsell
Door to Door Baggage
Award Accelerator
Premier Line
~$1.2 Billion
In 2009

p. 13
New International Product Right Sizes Premium
Cabins And Drives Customer Satisfaction
New International Product Right Sizes Premium
Cabins And Drives Customer Satisfaction
•
Installing the new United First Suite and full lie-flat seats in
Business Class reduces premium seat counts by over 20%
–
Over 25% of conversions completed by the end of 2008
–
B767s and B747s will be completely converted in 2009 and B777s completed in 2010
•
Customer satisfaction ratings more than doubled on reconfigured aircraft in the fourth quarter
•
Installing the new United First Suite and full lie-flat seats in
Business Class reduces premium seat counts by over 20%
–
Over 25% of conversions completed by the end of 2008
–
B767s and B747s will be completely converted in 2009 and B777s completed in 2010
•
Customer satisfaction ratings more than doubled on reconfigured aircraft in the fourth quarter
New First
Suite
New Business
Class Seat

p. 14
United Is Improving Relative Non-Fuel Unit Cost
Despite Industry Leading Capacity Reductions
United Is Improving Relative Non-Fuel Unit Cost
Despite Industry Leading Capacity Reductions
6.2%
1.6%
UAUA
2.8%
DAL/NWA
6.8%
AMR LCC
5.0%
CAL
Sources: Company press releases and Earnings Calls.   Adjusted for Special items and certain accounting charges
Capacity
YOY H/(L)
(4.2%) (8.0%) (11.7%) (8.3%) (5.9%)
Fourth Quarter 2008
Mainline CASM Excluding Fuel Year-Over-Year Growth
Fourth Quarter 2008
Mainline CASM Excluding Fuel Year-Over-Year Growth

p. 15
* Excluding Fuel and Profit Sharing
Sources: Company press releases and Earnings Calls.  Numbers represent mid-point of guidance provided.  Exclude Special items and certain accounting charges
LCC
3.0% 3.0%
UAUA*
5.4%
CAL
6.0%
DAL/NWA*
9.2%
AMR
Full Year 2009 Guidance
Mainline CASM Excluding Fuel Year-Over-Year Growth
Full Year 2009 Guidance
Mainline CASM Excluding Fuel Year-Over-Year Growth
Capacity
YOY H/(L)
(9.0%) (5.0%) (7.0%) (4.0%) (6.5%)
Carrying Cost Control Momentum Into 2009
Carrying Cost Control Momentum Into 2009

p. 16
Aggressive 2009 Cost Control Program Will
Deliver Results
Aggressive 2009 Cost Control Program Will
Deliver Results
~$1 Billion*
Cost Reduction
60% Capacity
Related Costs
- Consolidated Capacity
Expected To be Down
7.0% - 8.0%
40% Fixed Cost
Reduction
-Optimize Maintenance
-Overhead Reduction
-Productivity & Efficiency
-Fleet Optimization
* $750 million cost reduction against inflationary cost pressure of approximately $300 million

p. 17
Focus On Maintaining Productivity As Capacity Is
Reduced
Focus On Maintaining Productivity As Capacity Is
Reduced
•
Management and salaried workforce reduced by 2,500
–
Over 1,500 already achieved, remainder by the end of 2009
–
Represents almost 30% reduction in management and salaried
positions compared to 2007
•
Frontline reduction of 6,500
•
Committed to minimizing the impact of furloughs on our
employees
–
Nearly 40% of these frontline furloughs have been voluntary
•
Despite significant capacity reductions, we have maintained
our productivity
•
Management and salaried workforce reduced by 2,500
–
Over 1,500 already achieved, remainder by the end of 2009
–
Represents almost 30% reduction in management and salaried
positions compared to 2007
•
Frontline reduction of 6,500
•
Committed to minimizing the impact of furloughs on our
employees
–
Nearly 40% of these frontline furloughs have been voluntary
•
Despite significant capacity reductions, we have maintained
our productivity

p. 18
United Is Delivering Improved Quality As It
Reduces Cost
United Is Delivering Improved Quality As It
Reduces Cost
Core Performance Imperatives
DOT service basics
Clean, workable product
Industry-leading revenues
Competitive costs
1
Courteous, caring, respectful
2
3
4
5

p. 19
With A Compensation Structure Aligned to Deliver
Results
With A Compensation Structure Aligned to Deliver
Results
• New front-line employee cash incentive program announced
–
Eligible employees will receive a monthly cash payout if we
achieve a first or second-place DOT A:14 ranking amongst the largest network carriers
• Management incentive programs directly aligned across the
five core performance imperatives
• New front-line employee cash incentive program announced
–
Eligible employees will receive a monthly cash payout if we
achieve a first or second-place DOT A:14 ranking amongst the largest network carriers
• Management incentive programs directly aligned across the
five core performance imperatives

p. 20
Operational Performance Is Already Improving
Operational Performance Is Already Improving
78.5%
LCC
75.3%
DAL/NWA
72.5%
CAL
66.9%
UAUA
66.4%
AMR
80.6%
LCC
79.8%
UAUA
79.3%
AMR
77.6%
DAL/NWA
75.1%
CAL
United Had Its Best On-Time Performance in the
Fourth Quarter Since 2004
4
th
Place
Summer 2008
On-Time Arrival Performance
DOT: Arrival 14
Summer 2008
On-Time Arrival Performance
DOT: Arrival 14
Fourth Quarter 2008
On-Time Arrival Performance
DOT: Arrival 14
Fourth Quarter 2008
On-Time Arrival Performance
DOT: Arrival 14
2
nd
Place

p. 21
And Product Quality Improvements Are Beginning
to Deliver Results for Our Customers
And Product Quality Improvements Are Beginning
to Deliver Results for Our Customers
• Ensuring the workability of
onboard equipment
–
Increasing frequency of
in-flight entertainment
equipment maintenance
–
Upgrading entertainment
equipment
• Focused on improving cabin
cleanliness
–
Doubling the frequency of
heavy cleans
–
Rigorous performance audits
• Ensuring the workability of
onboard equipment
–
Increasing frequency of
in-flight entertainment
equipment maintenance
–
Upgrading entertainment
equipment
• Focused on improving cabin
cleanliness
–
Doubling the frequency of
heavy cleans
–
Rigorous performance audits
Customer Satisfaction Scores For Workability Have Improved
By 10 points In 2008
Apr May Jun July Aug Sep Oct Nov Dec
2007
2008
Workability of Onboard Equipment
Customer Satisfaction Score
Workability of Onboard Equipment
Customer Satisfaction Score

p. 22
United Closed 2008 With A Solid Liquidity Position
United Closed 2008 With A Solid Liquidity Position
• $2 billion in unrestricted cash
– $400M of additional
liquidity raised in fourth
quarter
• $2 billion in unencumbered
assets
• Fuel hedge collateral fully
covers entire hedge portfolio
losses at current prices
• $2 billion in unrestricted cash
– $400M of additional
liquidity raised in fourth
quarter
• $2 billion in unencumbered
assets
• Fuel hedge collateral fully
covers entire hedge portfolio
losses at current prices
$1B
Unrestricted
Cash
$2B
Unencumbered
Assets:
Aircraft &
Engines
$1B
Unencumbered
Assets:
Other

p. 23
Fuel Hedge Losses Will Impact Earnings in 2009,
But Cash Has Already Been Posted
Fuel Hedge Losses Will Impact Earnings in 2009,
But Cash Has Already Been Posted
Unhedged Mainline
Fuel price*
Unhedged Mainline
Fuel price*
$1.73
$1.73
$1.79
$1.79
$1.89
$1.89
$1.91
$1.91
Collateral and fuel prices are based on January 16, 2008 closing forward crude oil prices
*Fuel price per gallon including taxes and transportation costs
**Net cash hedge gains or losses per gallon included in mainline fuel expense
***Net cash hedge gains or losses recorded in non-operating expense
Collateral and fuel prices are based on January 16, 2008 closing forward crude oil prices
*Fuel price per gallon including taxes and transportation costs
**Net cash hedge gains or losses per gallon included in mainline fuel expense
***Net cash hedge gains or losses recorded in non-operating expense
Hedge Impact In
Non-Operating
Expense***
Hedge Impact In
Non-Operating
Expense***
$81M
$81M
$111M
$111M
$53M
$53M
$52M
$52M
Hedge Impact In Fuel
Expense**
Hedge Impact In Fuel
Expense**
$0.49
$0.49
$0.39
$0.39
$0.26
$0.26
$0.09
$0.09
$1.83
$1.83
$297M
$297M
$0.31
$0.31
Full Year
2009
Full Year
2009
Q3
2009
Q3
2009
Q2
2009
Q2
2009
Q1
2009
Q1
2009
Q4
2009
Q4
2009
•
United has already posted collateral covering fuel hedge
losses at current prices – as hedges settle, collateral is
returned to cover cash settled losses
•
United has already posted collateral covering fuel hedge
losses at current prices – as hedges settle, collateral is
returned to cover cash settled losses

p. 24
United Has Modest Fixed Obligations Moving
Into 2009
United Has Modest Fixed Obligations Moving
Into 2009
• No material defined benefit pension plans
–
Virtually all domestic employees on defined contribution plans
• No capital requirements for new aircraft in 2009 – no new aircraft financing required
• Moderate capital spending in 2008 at only $450 million
–
Discipline will continue in 2009 with a non-aircraft capital budget of only $450 million on customer focused projects,
including premium seat programs
• No material defined benefit pension plans
–
Virtually all domestic employees on defined contribution plans
• No capital requirements for new aircraft in 2009 – no new aircraft financing required
• Moderate capital spending in 2008 at only $450 million
–
Discipline will continue in 2009 with a non-aircraft capital budget of only $450 million on customer focused projects,
including premium seat programs
•
No major debt maturities in 2009 – debt
repayments will total ~$900 million
•
No major debt maturities in 2009 – debt
repayments will total ~$900 million

p. 25
Successfully Continuing To Enhance Liquidity In
The First Quarter Of 2009
Successfully Continuing To Enhance Liquidity In
The First Quarter Of 2009
Aircraft Financing
$95 million
About $350 million
expected in 1Q
through
transactions
completed and
underway
Cargo Facility
Relocation Agreement
~$160 million
Equity Issuances
$62 million (completed)
$27 million (expected)

p. 26
United Retains Flexibility to Adapt to Uncertain
Economic Environment
United Retains Flexibility to Adapt to Uncertain
Economic Environment
• Capacity Flexibility
–
Unencumbered operational aircraft
–
Labor contract flexibility
• Current fuel hedge portfolio provides protection against
volatility
–
Collateral already posted covers fuel hedge losses at current prices
–
Portfolio provides a high level of downside participation at lower prices
–
Hedge collateral returns provide immediate protection at higher prices
• Capacity Flexibility
–
Unencumbered operational aircraft
–
Labor contract flexibility
• Current fuel hedge portfolio provides protection against
volatility
–
Collateral already posted covers fuel hedge losses at current prices
–
Portfolio provides a high level of downside participation at lower prices
–
Hedge collateral returns provide immediate protection at higher prices

p. 27
United Is Well Positioned For Success
United Is Well Positioned For Success
•
Aggressive actions taken in response to the challenging
environment
•
Led the industry in capacity reductions, revenue initiatives and cost control
•
Raising new capital despite the tough credit markets
•
Maintaining flexibility to adapt to the uncertain economic
environment
•
Aggressive actions taken in response to the challenging
environment
•
Led the industry in capacity reductions, revenue initiatives and cost control
•
Raising new capital despite the tough credit markets
•
Maintaining flexibility to adapt to the uncertain economic
environment

p. 28 Q & A Q & A

p. 29 GAAP To Non-GAAP Reconciliation GAAP To Non-GAAP Reconciliation

p. 30
Pre-Tax Margin Reconciliation
Pre-Tax Margin Reconciliation
Three Months Ending
4Q08
($ in Millions)
Consolidated Pre-Tax Income/(Loss) (1,300) $
Add (less):  non-cash, net mark-to-market (gains) losses 566
Add (less):  impairments, special items and other charges 187
Adjusted Pre-Tax (547) $

p. 31
Consolidated Passenger Revenue Per
Available Seat Mile
Fourth Quarter 2008
Consolidated Passenger Revenue Per
Available Seat Mile
Fourth Quarter 2008
Three Months Ended 12/31/2008 12/31/2007
($ in Millions)
Consolidated Passenger Revenue 4,165 $       4,562 $
Add (less): Mileage Plus - effect of accounting change 48               61
Add (less): Mileage Plus - effect of expiration period change -                   (121)
Consolidated Passenger Revenue Ex Specials & Fresh Start 4,213 $       4,502 $
Consolidated Available Seat Miles 34,816        38,948
Adjusted PRASM (in cents) 12.10          11.56
Year-Over-Year Change (%) 4.7%

p. 32
Mainline Revenue Per Available Seat Mile
Twelve Months Ended
Mainline Revenue Per Available Seat Mile
Twelve Months Ended
Twelve Months Ending 4Q08 4Q07
($ and ASM in Millions; Rates in cents)
Consolidated Operating Revenues 20,194 $      20,143 $
Less: Passenger - Regional Affiliates (3,098)          (3,063)
Less:  Regional Affiliates Specials -               (8)
Mainline Operating Revenues 17,096 $      17,072 $
Less:  Income from Special Items -               (37)
Add:  Mileage Plus Impacts 139              26
Adjusted Mainline 17,235 $      17,061 $
Mainline available seat miles 135,861       141,890
Adjusted Mainline RASM  12.69           12.02
Year-Over-Year Change 5.6%

p. 33
Mainline Cost Per Available Seat Mile
Twelve Months Ended
Mainline Cost Per Available Seat Mile
Twelve Months Ended
Twelve Months Ending 4Q08 4Q07
($ and ASM in Millions; Rates in cents)
Consolidated Operating Expenses 24,632 $      19,106 $
Less:  Regional Affiliates (3,248)          (2,941)
Mainline Operating Expense 21,384 $      16,165 $
Add (Less)Less:  Mainline Fuel Expense
          (excluding non-cash, net mark-to-market (gains) losses) (7,154)          (5,023)
Add (Less):  UAFC (4)                 (36)
Add (Less):  Impairments, special items other charges and non-cash,
          net mark-to market (gains)losses (3,375)          64
Add (Less):  Mainline Fresh Start Adjustments (excluding
          stock based compensation) (184)             (174)
Adjusted Mainline Expenses 10,667 $      10,996 $
Mainline available seat miles 135,861       141,890
Adjusted Mainline CASM 7.85             7.75
Year-Over-Year Change 1.3%

p. 34
Pre-Tax Margin
Twelve Months Ended
Pre-Tax Margin
Twelve Months Ended
*Includes special items of $44 million and a one time gain of $41 million from ARINC sale and a $22 million gain from early debt retirement.
Twelve Months Ending 4Q08 4Q07
($ in Millions)
Consolidated Operating Revenue 20,194 $      20,143 $
Less:  Income from Special Items -                    (45)
Add:  Mileage Plus Adjustments 167              31
Adjusted Consolidated Operating Revenue 20,361 $      20,129 $
Consolidated Pre-Tax Income/(Loss) (5,379) $       695 $
Less:  income from special revenue item -                    (45)
Add (less):  non-cash, net mark-to-market (gains) losses 847              (20)
Add (less):  impairments, special items and other charges 2,807           (107)
Add (less):  fresh start (excluding stock based compensation) 368              199
Adjusted Pre-Tax (1,357) $       722 $
Adjusted Margin (6.7)% 3.6%
YOY Percentage Point Change (10.3)

p. 35
Mainline Cost Per Available Seat Mile
Fourth Quarter 2008
Mainline Cost Per Available Seat Mile
Fourth Quarter 2008
Twelve Months Ending 4Q08 4Q07
($ and ASM in Millions; Rates in cents)
Consolidated Operating Expenses 24,632 $      19,106 $
Less:  Regional Affiliates (3,248)          (2,941)
Mainline Operating Expense 21,384 $      16,165 $
Add (Less):  Mainline Fuel Expense
          (excluding non-cash, net mark-to-market (gains) losses) (7,154)          (5,023)
Add (Less):  UAFC (4)                 (36)
Add (Less):  Impairments, special items other charges and non-cash,
          net mark-to market (gains)losses (3,375)          64
Add (Less):  Mainline Fresh Start Adjustments (excluding
          stock based compensation) (184)             (174)
Adjusted Mainline Expenses 10,667 $      10,996 $
Mainline available seat miles 135,861       141,890
Adjusted Mainline CASM 7.85             7.75
Year-Over-Year Change 1.3%

p. 36
Mainline Cost Per Available Seat Mile
2009 Guidance
Mainline Cost Per Available Seat Mile
2009 Guidance
(i)
as these items are unknown and cannot be predicted with certainty.
CASM also excludes the impact of future special items and other charges, including profit sharing,
2008
Operating expense per ASM - CASM (cents) (i)
Low High Actual
Mainline operating expense - -
15.74
- -
Less: profit sharing programs - - (0.04) - -
Mainline excluding profit sharing programs
11.17 11.25 15.70 (28.9) (28.3)
Less: fuel expense & cost of third party sales - UAFC
(3.02) (3.02) (5.68) (46.8) (46.8)
Mainline excluding profit sharing, fuel & UAFC
8.15 8.23 10.02 (18.7) (17.9)
Add (less): impairments and other charges and special items
- - (2.07) - -
Mainline excluding profit sharing, fuel, UAFC, impairments
and other charges and special items
8.15 8.23 7.95 2.5 3.5
Midpoint of Guidance 3.0
Twelve Months Ending
December 31,
% Change
2009 Estimate YOY